MUNIVEST
FUND, INC.








FUND LOGO








Annual Report

August 31, 1995




This report, including the financial information herein, is transmitted to the shareholders of MuniVest Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders.

MuniVest Fund, Inc.
Box 9011
Princeton, NJ
08543-9011







MUNIVEST FUND, INC.


The Benefits and
Risks of
Leveraging


MuniVest Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pick-up on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the American Stock Exchange), may, as a result, decline.Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.




Officers and
Directors

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary


Custodian
The Bank of New York
90 Washington Street
New York, New York 10286


ASE Symbol
MVF

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, New York 10286

Preferred Stock:

IBJ Schroder Bank & Trust Company
One State Street
New York, New York 10004





TO OUR SHAREHOLDERS

For the year ended August 31, 1995, the Common Stock of MuniVest Fund, Inc. earned $0.631 per share income dividends, representing a net annualized yield of 6.63%, based on a month-end per share net asset value of $9.51. Over the same period, the Fund's total investment return was +9.38%, based on a change in per share net asset value from $9.57 to $9.51, and assuming reinvestment of $0.636 per share income dividends and $0.164 capital gains distributions.

For the six months ended August 31, 1995, the Common Stock of MuniVest Fund, Inc. earned $0.309 per share income dividends, representing a net annualized yield of 6.44%, based on a month-end per share net asset value of $9.51. Over the same period, the Fund's total investment return was +5.88%, based on a change in per share net asset value from $9.31 to $9.51, and assuming reinvestment of $.0310 per share income dividends.

For the six months ended August 31, 1995, the Fund's Preferred Stock had an average dividend yield as follows: Series A, 3.62%; Series B, 4.28%; Series C, 4.17%; Series D, 4.17%; and Series E, 4.05%.

The Environment
During the three months ended August 31, 1995, US economic indicators continued to suggest that economic growth is moderate and that the rate of inflation remains low. Gross domestic product (GDP) growth for the three months ended June 30 were revised to show that the economy expanded at a 1.1% pace, rather than the 0.5% rate that was originally reported. However, although the employment report for August exceeded consensus expectations, most of the new jobs created were in the service sector, reflecting the ongoing sluggishness in manufacturing. In addition, total hours worked and hourly wages declined in August. Other lackluster economic indicators included disappointing durable goods orders in July and continued poor retail sales results.

After gaining ground in recent weeks, the US dollar has strengthened relative to the yen and the Deutschemark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets. Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen if the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.

In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moderate, noninflationary expansion would further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove successful, the implications would likely be positive for the US financial markets.

The Municipal Market
Although long-term tax-exempt bond yields continued their slow decline during the six-month period ended August 31, 1995, municipal bond yields exhibited significant volatility. Over the past six months, tax-exempt bond yields fluctuated by as much as 25 basis points (0.25%) on a weekly basis as investors reacted strongly as successive economic indicators were released. Amid signs that the strong economic growth seen in the latter half of 1994 was severely curtailed by the Federal Reserve Board's series of interest rate increases, investor confidence rose and bond yields fell. By early June, long-term A-rated uninsured municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, had declined approximately 40 basis points to 5.94%. Subsequently, investor confidence waned as economic indicators signaling a potentially resurgent economy were released in July and early August. Tax-exempt bond yields rose to 6.44% in response to a potentially stronger domestic economy by mid-August. The tax-exempt market rallied to end the reporting period at 6.26% as investors began to emphasize the positive impact of low inflation upon long-term bond yields. US Treasury bond yields exhibited a similar pattern over the last six months, although the extent of their decline was more dramatic. At the end of August 1995, the 30-year US Treasury bond yielded 6.65% after declining almost 80 basis points in the last six months.

Municipal bonds underperformed US Treasury securities for a number of reasons. The record highs of the US equity market continued to attract retail investors seeking further capital gains. Investor demand was also diminished in recent months by the "sticker shock" effect that periodically affects the municipal bond market. Investors who had become accustomed to purchasing tax-exempt securities in the 6.50%--7.00% range six to seven months ago demonstrated understandable reluctance to purchase similar securities at current levels. The strong fundamental structure of the municipal bond market, however, suggests that such hesitancy may prove costly.

However, the major reason for the tax-exempt market's recent underperformance was concerns regarding the implication for municipal bonds' tax advantage resulting from various proposed tax law changes (for example, flat tax, value-added tax or national sales tax) that have reduced investor demand for tax-exempt products. Such concerns are likely to quickly recede as investors realize that such, if any, changes are unlikely to be enacted before late 1996 at the earliest. Long-term investors will also recall 1986 when similar tax proposals were made, municipal bond yields initially rose, in some instances, to over 100% of taxable yields. Tax-exempt bond yields quickly declined as investors' fears proved to be unfounded.

The municipal bond market's strong technical position has diminished somewhat in recent months. New-issue supply over the last six months totaled approximately $75 billion, or a decline of over 12% compared to the corresponding period in 1994. During the last three months, however, municipalities issued approximately $42 billion in new securities, which represents less than a 2% decline compared to the same period a year earlier. Investor demand remained muted in recent months despite significant funds available to investors. By the end of August investors, both individual and institutional, are expected to have received as much as $85 billion from tax-exempt bond maturities, coupon payments and the proceeds of early bond redemptions. Little new money has entered the municipal market in recent months, largely in response to the factors mentioned above. Consequently, much of the technical support the municipal market enjoyed earlier this year evaporated, causing municipal bond yields to decline at a slower rate than their taxable counterparts.

However, the recent relative underperformance of municipal bonds has made them particularly attractive to long-term investors. Tax-exempt bonds currently yield well over 90% of US Treasury securities. In some instances, A-rated, long-term revenue bonds yielded almost 95% of US Treasury bonds. Analysts usually consider municipal bonds yielding over 82% of US Treasury securities to be historically attractive. With inflation-adjusted, "real" after-tax equivalent tax-exempt yields of over 6.50%, municipal securities appear to represent considerable value.

Current tax-exempt yield levels appear to be overcompensating for any proposed changes in tax law that can reasonably be expected to be enacted. As Congressional hearings on this matter continue into 1996, and the revenue losses resultant from such changes become more apparent, the likelihood of any significant changes to tax codes and the resultant decline of municipal bonds' inherent tax advantage should decline. Under such a scenario, tax-exempt bond yields could quickly decline and currently available municipal bond yields would return to their normal historic relationship.

Portfolio Strategy
During the 12-month period ended August 31, 1995, our portfolio strategy--and the Fund's performance--can be divided into two periods. From September to late November 1994, we believed that most of the rise in interest rates seen during the latter half of 1994 was unwarranted. Consequently, we maintained the Fund's aggressive portfolio structure. This caused the Fund to underperform market averages through November 1994. Beginning in December 1994 and throughout 1995, our positive outlook toward interest rates was rewarded as bond yields began a significant correction. Since their highs in November 1994, tax-exempt bond yields have fallen over 100 basis points and bond prices rose accordingly. During this period, the Fund outperformed industry averages and recouped almost all of the losses incurred in 1994.

At present, given the extent of the municipal bond market's recent rally, we have adopted a more neutral outlook toward interest rates. We plan to limit cash reserves to seek to enhance the Fund's current income, but we will probably make no significant additional purchases of interest rate-sensitive securities. The Fund's present structure allows it to fully participate in any additional market improvement. Our primary focus continues to be maintaining the Fund's current high level of tax-exempt income.

Short-term tax-exempt interest rates traded in the 3%--4% range throughout most of the last six months. As such, the leveraging effect continues to generate significant beneficial impact on the yield paid to Common Stock shareholders. However, should the spread between short-term and long-term interest rates narrow, the benefits of the leverage will decline and the yield on the Fund's Common Stock will be reduced. (For a complete explanation on the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion
We appreciate your ongoing interest in MuniVest Fund, Inc., and we look forward to serving your investment needs and objectives in the months and years to come.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President

(Vincent R. Giordano)
Vincent R. Giordano
Vice President





(Fred K. Stuebe)
Fred K. Stuebe
Portfolio Manager



September 26, 1995


We are pleased to announce that Fred K. Stuebe is responsible for the day-to-day management of MuniVest Fund, Inc. Mr. Stuebe has been employed by Merrill Lynch Asset Management since 1989 as Vice
President and Portfolio Manager. Prior thereto, Mr. Stuebe was employed by Old Republic Insurance Company since 1984 as Vice
President-Tax-Exempt Investments.






PROXY RESULTS

During the six-month period ended August 31, 1995, MuniVest Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on June 16, 1995. The description of each proposal and number of shares voted are as follows:

                                                                               Shares Voted    Shares Voted
                                                                                   For      Without Authority
1. To elect the Fund's Board of Directors:   Cynthia A. Montgomery              57,842,435      1,610,634
                                             Charles C. Reilly                  57,834,040      1,619,029
                                             Kevin A. Ryan                      57,832,868      1,620,201
                                             Arthur Zeikel                      57,836,250      1,616,819

                                                                         Shares Voted     Shares Voted    Shares Voted
                                                                             For            Against         Abstain

2. To select Deloitte & Touche LLP as the Fund's independent auditors.    57,897,132        504,970        1,050,967


During the six-month period ended August 31, 1995, MuniVest Fund, Inc. Preferred Stock shareholders (Series A, B, C, D and E) voted on the following proposals. The proposals were approved at a special shareholders' meeting on June 16, 1995. The description of each proposal and number of shares voted are as follows:


                                                                                  Shares Voted     Shares Voted
                                                                                      For       Without Authority
1. To elect the Fund's Board of Directors:   Ronald W. Forbes                        8,430            268
                                             Richard R. West                         8,430            268

                                                                           Shares Voted     Shares Voted    Shares Voted
                                                                               For            Against         Abstain
2. To select Deloitte & Touche LLP as the Fund's independent auditors.         8,652              4               42




Portfolio
Abbreviations


To simplify the listings of MuniVest Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT            Alternative Minimum Tax (subject to)
COP            Certificates of Participation
GO             General Obligation Bonds
HDA            Housing Development Authority
HFA            Housing Finance Agency
IDA            Industrial Development Authority
IDB            Industrial Development Board
IDR            Industrial Development Revenue Bonds
INFLOS         Inverse Floating Rate Municipal Bonds
M/F            Multi-Family
PCR            Pollution Control Revenue Bonds
RAW            Revenue Anticipation Warrants
RIB            Residual Interest Bonds
S/F            Single-Family
UT             Unlimited Tax
VRDN           Variable Rate Demand Notes

SCHEDULE OF INVESTMENTS                                                                                     (in Thousands)
                    S&P      Moody's    Face                                                                        Value
STATE              Ratings   Ratings   Amount   Issue                                                             (Note 1a)
Alabama--2.9%      AAA       NR*      $ 9,740   Alabama HFA, S/F Mortgage Revenue Bonds, Series A, 7.60% due
                                                10/01/2022 (d)                                                     $ 10,460
                   BBB       Baa1       8,750   Courtland, Alabama, IDB, Revenue Refunding Bonds (Champion
                                                International Corporation), Series A, 7.20% due 12/01/2013            9,407
                   BBB       Baa1       5,000   Courtland, Alabama, IDB, Solid Waste Disposal Revenue Bonds
                                                (Champion International Corporation Project), AMT, 7% due
                                                6/01/2022                                                             5,178


Alaska--3.6%                                    North Slope Boro, Alaska, Revenue Bonds, UT, Series B (c):
                   AAA       Aaa        6,000      5.10%** due 1/01/2002                                              4,383
                   AAA       Aaa        6,000      5.20%** due 1/01/2003                                              4,138
                   AA-       A1        20,750   Valdez, Alaska, Marine Terminal Revenue Refunding Bonds (Sohio
                                                Pipeleine), 7.125% due 12/01/2025                                    22,493


Arizona--0.3%      AAA       Aaa        2,220   Arizona State Transportation Board, Excise Tax Revenue Bonds
                                                (Maricopa County Regional Area Road), Series A, 5.75% due
                                                7/01/2004 (h)                                                         2,373
                   A1+       P1           200   Maricopa County, Arizona, PCR, Refunding (Arizona Public
                                                Service Co.), VRDN, Series B, 3.50% due 5/01/2029 (g)                   200


California--1.4%   A1        VMIG1++      200   California Pollution Control Financing Authority, PCR (Southern
                                                California Edison), VRDN, Series A, 3.45% due 2/28/2008 (g)             200
                   SP1       MIG1++     6,100   California State, RAW, Series C, 5.75% due 4/25/1996                  6,172
                                                University of California, COP (UCLA Central Chiller/
                                                Cogeneration):
                   NR*       Aa         1,245      10.75% due 11/01/1998                                              1,472
                   NR*       Aa         3,315      10.75% due 11/01/1999                                              4,065


Colorado--2.8%                                  Denver, Colorado, City and County Airport Revenue Bonds:
                   BB        Baa       11,150      AMT, Series C, 6.75% due 11/15/2013                               11,243
                   BB        Baa        1,905      AMT, Series C, 6.75% due 11/15/2022                                1,916
                   BB        Baa        7,340      Series A, 7.25% due 11/15/2025                                     7,847
                   AAA       NR*        1,075   El Paso County, Colorado, S/F Mortgage Revenue Bonds, AMT,
                                                Series A, 8% due 9/01/2022 (d)                                        1,141
                   NR*       A          1,335   Larimer County, Colorado, COP (Poudre School District No. R-1),
                                                10% due 12/01/2000                                                    1,668
                   AA+       MIG1++       600   Northglenn, Colorado, IDR, Refunding (Castle Gardens), VRDN,
                                                3.55% due 1/01/2009 (g)                                                 600

Connecticut--0.6%                               Connecticut State Development Authority, PCR, Refunding, VRDN,
                                                Series A (g):
                   A1+       VMIG1++      300      (Connecticut Light & Power Co. Project), 3.55% due 9/01/2028         300
                   A1+       VMIG1++      700      (Western Massachusetts Electric Co.), 3.40% due 9/01/2028            700
                   A1        VMIG1++    4,200   Connecticut State Economic Recovery Notes, VRDN, Series B, 3.55%
                                                due 6/01/1996 (g)                                                     4,200


Delaware--0.5%     AAA       Aaa        3,630   Delaware Transporation Authority, Transporation System, Senior
                                                Revenue Bonds, 7% due 7/01/2014 (f)                                   4,043


District of        A1+       VMIG1++      400   District of Columbia, General Fund Recovery Revenue Bonds, VRDN,
Columbia--0.0%                                  UT, Series B, 4.20% due 6/01/2003 (g)                                   400



Florida--1.5%      NR*       Aaa       10,180   Florida HFA, Home Ownership Revenue Bonds, AMT, Series G-1,
                                                7.90% due 3/01/2022 (d)                                              10,942
                   NR*       VMIG1++    1,700   Palm Beach County, Florida, Water and Sewer Revenue Bonds, VRDN,
                                                3.55% due 10/01/2011 (g)                                              1,700
                   A1+       VMIG1++      300   Saint Lucie County, Florida, PCR, Refunding (Florida Power &
                                                Light Co. Project), VRDN, 3.50% due 1/01/2026 (g)                       300


Georgia--5.7%      A         A          5,000   Georgia Municipal Electric Authority, Power Revenue Refunding
                                                Bonds, Series V, 6.60% due 1/01/2018                                  5,277
                                                Georgia Municipal Electric Authority, Special Obligation
                                                Revenue Bonds:
                   A+        A         12,940      (Fifth Crossover Series--Project One), 6.50% due 1/01/2017        13,512
                   A         A          4,850      (Third Crossover Series), 6.60% due 1/01/2018                      5,128
                                                Georgia State, GO:
                   AA+       Aaa        8,900      Series F, 6.50% due 12/01/2006                                    10,095
                   AA+       Aaa        7,000      Series F, 6.50% due 12/01/2007                                     7,925
                   AA+       Aa         1,550   Georgia State HFA, S/F Mortgage Revenue Bonds, AMT, Sub-Series
                                                A-2, 6.55% due 12/01/2027                                             1,565
                   A+        A3         4,785   Monroe County, Georgia, Development Authority, PCR, Refunding
                                                (Oglethorpe Power), Series A, 6.80% due 1/01/2011                     5,225


Hawaii--0.4%       AAA       NR*        3,500   Hawaii State Department of Budget and Finance, Special Purpose
                                                Mortgage Revenue Bonds (Citizens Utility Company), AMT, Series
                                                91-A, 6.66% due 11/01/2021                                            3,603


Idaho--0.6%        NR*       Aaa        5,000   Idaho Housing Agency, S/F Mortgage Revenue Bonds, AMT, Series
                                                E-2, 6.90% due 1/01/2027                                              5,173

Illinois--8.0%     AA        Aa         2,500   Chicago, Illinois, Metropolitan Water Reclamation District,
                                                Greater Chicago Capital Improvement Bonds, 5.50% due 12/01/2012       2,445
                   AAA       Aaa        3,000   Chicago, Illinois, Motor Fuel Tax Revenue Refunding Bonds,
                                                5.375% due 1/01/2014 (h)                                              2,799
                   AAA       Aaa        2,500   Cook County, Illinois, COP, UT (Community College--District
                                                No. 508), 8.75% due 1/01/2004 (f)                                     3,142
                                                Illinois Development Finance Authority, PCR, Refunding:
                   A1+       NR*        1,400      (Amoco Oil Project), VRDN, 3.50% due 11/01/2012 (g)                1,400
                   BBB       Baa2       7,000      (Commonwealth Edison Company Project), 7.25% due 6/01/2011         7,389
                                                Illinois Educational Facilities Authority Revenue Bonds:
                   BBB+      NR*        2,500      (Chicago Osteopathic Health System), 7.25% due 5/15/2022           2,554
                   A+        A1         2,000      Refunding (Loyola University), Series A, 7.125% due
                                                   7/01/2021                                                          2,142
                                                Illinois HDA Revenue Bonds (M/F Housing Program):
                   A+        A1         2,000      Refunding, Series A, 7.375% due 7/01/2017                          2,182
                   A+        A1         7,000      Series 5, 6.75% due 9/01/2023                                      7,125
                                                Illinois Health Facilities Authority Revenue Bonds:
                   NR*       Baa1       2,650      (Holy Cross Hospital Project), 6.70% due 3/01/2014                 2,611
                   A1+       VMIG1++      100      (Northwest Community Hospital), VRDN, 3.55% due 7/01/2025 (g)        100
                   NR        Baa1       2,205      (Ravenswood Hospital Medical Center), 6.85% due 6/01/2012          2,229
                   NR*       Baa1       7,375      (Ravenswood Hospital Medical Center), 6.90% due 6/01/2022          7,356



SCHEDULE OF INVESTMENTS (continued)                                                                         (in Thousands)
                    S&P      Moody's    Face                                                                        Value
STATE              Ratings   Ratings   Amount   Issue                                                             (Note 1a)
Illinois           AAA       A1       $ 7,650   Illinois State Sales Tax Revenue Bonds, Series P, 6.50% due
(concluded)        `                            6/15/2022                                                          $  8,263
                   BBB       NR*        2,500   Lansing, Illinois, Tax Increment Revenue Refunding Bonds
                                                (Sales Tax--Landings Redevelopment), 7% due 12/01/2008                2,685
                                                Regional Transportation Authority, Illinois, GO:
                   AAA       Aaa        3,500      Series A, 7.20% due 11/01/2020 (h)                                 4,092
                   AAA       Aaa        4,000      Series C, UT, 7.75% due 6/01/2020 (f)                              4,956
                   AAA       Aaa        2,500      Series C, UT, 7.10% due 6/01/2025 (f)                              2,785

Indiana--8.6%      A         NR*        5,250   Indiana Bond Bank Revenue Bonds (State Revolving Fund Program),
                                                Series A, 6.75% due 2/01/2017                                         5,532
                   NR*       Aaa        6,855   Indiana State HFA, S/F Mortgage Revenue Refunding Bonds, Series
                                                A, 6.80% due 1/01/2017                                                7,088
                   AAA       Aaa        4,250   Indiana State Office Building, Community Correctional
                                                Facilities, Revenue Refunding Bonds, Series A, 5.50% due
                                                7/01/2020                                                             3,956
                   A         A          5,000   Indiana Transportation Finance Authority, Airport Facilities,
                                                Lease Revenue Bonds (United Air), Series A, 6.75% due
                                                11/01/2011                                                            5,225
                   A+        A1         7,195   Indiana Transportation Finance Authority, Highway Revenue
                                                Bonds, Series A, 6.80% due 12/01/2016                                 8,019
                                                Indianapolis, Indiana, Local Public Improvement Bond Bank
                                                Revenue Bonds:
                   A+        NR*       15,335      Refunding, Series D, 6.75% due 2/01/2014                          16,877
                   A+        NR*       18,350      Refunding, Series D, 6.75% due 2/01/2020                          19,328
                   NR*       A1         7,000      Series C, 6.70% due 1/01/2017                                      7,280


Iowa--0.5%         NR*       Aaa        3,970   Iowa Finance Authority, S/F Mortgage Revenue Bonds, AMT,
                                                Series A, 7.90% due 11/01/2022 (d)                                    4,220


Kentucky--0.1%     A1+       VMIG1++      800   Daviess County, Kentucky, Solid Waste Disposal Facility
                                                Revenue Bonds (Scott Paper Company Project), VRDN, AMT,
                                                Series A, 3.65% due 12/01/2023 (g)                                      800


Louisiana--0.4%    NR*       Baa3       3,000   Lake Charles, Louisiana, Harbor and Terminal District, Port
                                                Facilities Revenue Refunding Bonds (Trunkline Long Company
                                                Project), 7.75% due 8/15/2022                                         3,344


Maryland--0.3%     AAA       Aaa        1,000   Maryland State and Local Facilities Loans, Third Series, UT,
                                                5.25% due 10/15/2002                                                  1,047
                   AA        Aa         1,925   Maryland Water Quality Financing Administration, Revolving
                                                Loan Fund, Revenue Refunding Bonds, Series A, 5.50% due
                                                9/01/2012                                                             1,883

Massachusetts--    AAA       Aaa        2,035   Boston, Massachusetts, Water and Sewer Commission Revenue
10.0%                                           Bonds, Series A, 9.25% due 1/01/2011 (k)                              2,772
                                                Massachusetts Bay Transportation Authority Revenue Bonds
                                                (Massachusetts General Transportation Systems), Series A:
                   A+        A1        16,000      7% due 3/01/2021                                                  18,306
                   A+        A1         3,010      Refunding, UT, 7% due 3/01/2019                                    3,438
                   A+        A1         3,090   Massachusetts State Consolidated Loan Revenue Bonds,
                                                Series B, 5.375% due 7/01/2007                                        3,118
                                                Massachusetts State Health and Educational Facilities
                                                Authority Revenue Bonds:
                   AAA       Aaa        7,300      6.70% due 8/15/2021 (i)                                            7,628
                   BBB       Baa1       2,300      (Sisters Providence Health System), Series A, 6.625% due
                                                   11/15/2022                                                         2,201
                                                Massachusetts State, HFA (Residential Development) (l):
                   AAA       Aaa        3,375      Series A, 6.90% due 11/15/2024                                     3,518
                   AAA       Aaa        2,360      Series D, Section 8, 6.875% due 11/15/2021                         2,456
                   A         A         39,630   Massachusetts State Water Resource Authority Revenue Bonds,
                                                Series A, 6.50% due 7/15/2019                                        42,544


Michigan--6.9%     AAA       Aaa        4,000   Anchor Bay, Michigan, School District Revenue Bonds, UT,
                                                5.25% due 5/01/2014 (f)                                               3,729
                   AAA       Aaa        3,410   Big Rapids, Michigan, Public School District Revenue Bonds,
                                                UT, 5.625% due 5/01/2020 (f)                                          3,280
                   AAA       Aaa        1,000   Detroit, Michigan, Sewage Disposal Revenue Refunding Bonds,
                                                Series A, 5.70% due 7/01/2013 (f)                                       975
                   BBB       Baa1      11,800   Dickinson County, Michigan, Economic Development Corporation,
                                                PCR, Refunding (Champion International Corporation Project),
                                                5.85% due 10/01/2018                                                 11,185
                   BBB       NR*        4,385   LaPeer, Michigan, Economic Development Corporation, Limited
                                                Obligation Revenue Bonds (LaPeer Health Services Project),
                                                8.50% due 2/01/2000 (a)                                               5,116
                   AA-       A1         2,600   Michigan Public Power Agency, Revenue Refunding Bonds (Belle
                                                River Project), Series B, 5% due 1/01/2019                            2,264
                   AA+       NR*        6,000   Michigan State HDA, S/F Mortgage Revenue Refunding Bonds,
                                                AMT, Series D, 6.85% due 6/01/2026                                    6,184
                                                Michigan State Hospital Finance Authority, Revenue Refunding
                                                Bonds, Series A:
                   A         A          3,250      (Detroit Medical Center), 6.25% due 8/15/2013                      3,226
                   A         A          7,930      (Detroit Medical Center), 6.50% due 8/15/2018                      7,964
                   NR*       A1         4,180      (McLaren Obligation Group), 5.375% due 10/15/2013                  3,807
                   AA-       A1         2,000   Michigan State University, Michigan, Revenue Refunding Bonds,
                                                Series A, 5.50% due 8/15/2022                                         1,845
                   AAA       Aaa        1,250   Oakland University, Michigan, General Revenue Bonds, 5.75%
                                                due 5/15/2026 (c)                                                     1,213
                                                Royal Oak, Michigan, Hospital Finance Authority, Hospital
                                                Revenue Refunding Bonds (Beaumont Properties, Inc.):
                   AA-       Aa         2,500      Series E, 6.625% due 1/01/2019                                     2,589
                   AA        Aa         1,500      Series G, 5.10% due 11/15/2005                                     1,456
                   AAA       Aaa        2,500   Warren, Michigan, Consolidated School District Revenue
                                                Refunding Bonds, UT, Series II, 5.25% due 5/01/2021 (f)               2,289
                   AAA       Aaa        2,000   Wayne State University, Michigan, General Revenue Refunding
                                                Bonds, 5.65% due 11/15/2015 (h)                                       1,953

Minnesota--3.7%    A1+       NR*          600   Hubbard County, Minnesota, Solid Waste Disposal Revenue Bonds
                                                (Potlatch Corporation Project), VRDN, AMT, 3.70% due
                                                8/01/2014 (g)                                                           600
                   AA-       A1           300   Minneapolis, Minnesota, Community Development Agency, PCR
                                                (Collateral-Nothern System Power Co. Project), VRDN,
                                                3.65% due 3/01/2011 (g)                                                 300
                                                Minnesota State, HFA, S/F Mortgage Revenue Bonds:
                   AA        Aa         3,750      AMT, Series L, 6.70% due 7/01/2020                                 3,841
                   AA        Aa         6,000      AMT, Series M, 6.70% due 7/01/2026                                 6,145
                   AA+       Aa         7,500      Series E, 6.80% due 7/01/2025                                      7,880
                   AA+       Aa         4,250      Series H, 6.70% due 1/01/2018                                      4,440
                   AA+       Aa         2,000      Series Q, 6.70% due 1/01/2017                                      2,092
                   BBB       Baa1       5,700   Sartell, Minnesota, PCR, Refunding (Champion International
                                                Corporation), 6.95% due 10/01/2012                                    5,992


Nebraska--0.3%     AAA       Aaa        2,465   Nebraska Investment Finance Authority, S/F Mortgage Revenue
                                                Bonds, AMT, Series 1, 8.125% due 8/15/2038 (c) (d)                    2,617


Nevada--1.8%       AAA       Aaa        5,000   Clark County, Nevada, School District Revenue Bonds, 6.75%
                                                due 6/15/2015 (f)                                                     5,356
                   AA        Aa         2,500   Nevada State Colorado River Community Revenue Bonds, 6.50%
                                                due 7/01/2014                                                         2,626
                   AAA       NR*        1,235   Nevada State Housing Division, Housing Revenue Bonds
                                                (Multi-Unit), Issue B, AMT, 7.45% due 10/01/2017 (l)                  1,335
                                                Nevada State Housing Division Revenue Bonds (S/F Program),
                                                AMT:
                   NR*       Aa         2,580      Series A, 6.55% due 10/01/2012                                     2,609
                   AAA       Aaa        3,245      Series E, 7% due 10/01/2019                                        3,380



SCHEDULE OF INVESTMENTS (continued)                                                                         (in Thousands)
                    S&P      Moody's    Face                                                                        Value
STATE              Ratings   Ratings   Amount   Issue                                                             (Note 1a)
New Jersey--0.6%   AA-       A1       $ 1,925   New Jersey State Highway Authority, General Revenue Bonds
                                                (Garden State Parkway), 5.90% due 1/01/2004                        $  2,057
                   AAA       Aaa        3,000   New Jersey State Housing and Mortgage Finance Agency
                                                Revenue Bonds (Home Buyer), AMT, Series M, 6.95% due
                                                10/01/2022 (c)                                                        3,171

New York--9.3%                                  New York City, New York, GO, UT:
                   BBB+      Baa1       2,000      Series A, 7.75% due 3/15/2004                                      2,201
                   BBB+      Baa1       4,500      Series B, 7% due 6/01/2016                                         4,646
                   BBB+      Baa1       1,500      Series B, Sub-Series B-1, 7% due 8/15/2016                         1,566
                   BBB+      Baa1       4,000      Series B, Sub-Series B-1, 7.25% due 8/15/2019                      4,266
                   BBB+      Baa1       5,000      Series D, 9.50% due 8/01/2002                                      6,058
                   BBB+      Baa1       6,290      Series F, 8.10% due 11/15/1999                                     6,985
                   BBB+      Baa1       1,610      Series I, 7.50% due 8/15/2002                                      1,735
                   BBB+      Baa1       5,450      Series I, 7.50% due 8/15/2005                                      5,870
                                                New York City, New York, Municipal Water Finance Authority,
                                                Water and Sewer System Revenue Bonds:
                   A-        A          3,200      Series A, 6% due 6/15/2025                                         3,143
                   A-        A          4,500      Series B, 5.50% due 6/15/2019                                      4,150
                   AAA       VMIG1++    1,200      VRDN, Series G, 3.35% due 6/15/2024 (f) (g)                        1,200
                                                New York State Local Government Assistance Corporation
                                                Revenue Bonds:
                   A         A          4,905      Refunding, Series B, 5.50% due 4/01/2021                           4,556
                   A         A         11,870      Refunding, Series C, 5.50% due 4/01/2018                          11,071
                   A         A          3,800      Series A, 5.375% due 4/01/2014                                     3,544
                   A         A         13,000      Series C, 7% due 4/01/2010                                        14,336
                   A         A          5,000      Series D, 5.375% due 4/01/2014                                     4,663


North Dakota       A+        Aa           985   North Dakota State HFA, S/F Mortgage Revenue Bonds, Series C,
--0.1%                                          8.75% due 1/01/2019                                                   1,044


Ohio--4.0%         AAA       Aaa        1,950   Cleveland, Ohio, Water Works Revenue Refunding Bonds
                                                (First Mortgage), Series F, 6.50% due 1/01/2011 (h)                   2,069
                   AAA       Aaa        1,740   Lakota, Ohio, Local School District Revenue Bonds, UT, 7%
                                                due 12/01/2008 (h)                                                    2,024
                                                Ohio, HFA, S/F Mortgage Revenue Bonds, AMT (d):
                   AAA       NR*       10,735      Series A, 7.65% due 3/01/2029                                     11,189
                   AAA       Aaa        8,285      Series B, 6.903% due 3/24/2031                                     8,522
                   AAA       NR*        5,380      Series C, 8.125% due 3/01/2020                                     5,770
                   AAA       NR*        4,735      Series C, 7.85% due 9/01/2021                                      5,033


Pennsylvania       A1+       VMIG1++    1,700   Allegheny County, Pennsylvania, Municipalities Improvement
--4.2%                                          Authority, Hospital Revenue Bonds (Pooled Hospital Equipment
                                                Leasing), VRDN, 3.50% due 9/01/1995 (c) (g)                           1,700
                   A+        Aa3        5,000   Delaware County, Pennsylvania, IDA, Revenue Refunding Bonds
                                                (Resource Recovery Project), Series A, 8.10% due 12/01/2013           5,249
                                                Pennsylvania HFA, S/F Mortgage Revenue Bonds, AMT:
                   AA        Aa        11,665      Series R, 8.125% due 10/01/2019                                   12,372
                   AA        Aa         4,890      Series U, 7.80% due 10/01/2020                                     5,212
                   AAA       Aaa       10,000   Pennsylvania State Higher Education Assistance Agency,
                                                Student Loan Revenue Bonds, RIB, AMT, 9.49% due 9/03/2026
                                                (h) (j)                                                              10,912
                   A1+       VMIG1++      100   Philadelphia, Pennsylvania, Hospitals and Higher Education
                                                Facilities Authority, Hospital Revenue Bonds (Children's
                                                Hospital of Philadelphia Project), VRDN, 3.25% due
                                                3/01/2027 (g)                                                           100

Rhode Island       AAA       Aaa        6,000   Rhode Island Health and Education Building Corporation
--1.4%                                          Revenue Bonds (Rhode Island Hospital), 6.85% due
                                                8/15/2021 (f)                                                         6,338
                   AA+       A1         6,000   Rhode Island Housing and Mortgage Finance Corporation,
                                                INFLOS, AMT, Series B, 9.911% due 4/01/2024 (j)                       6,375


South Carolina--   A1+       VMIG1++    1,500   Berkeley County, South Carolina, PCR, Refunding (Amoco
0.5%                                            Chemical Co. Project), VRDN, 3.50% due 7/01/2012 (g)                  1,500
                   AAA       Aaa        2,045   Richland County, South Carolina, Hospital Facilities Revenue
                                                Refunding Bonds (South Carolina Baptist Hospital), Series B,
                                                10% due 8/01/2001 (h)                                                 2,614


Texas--8.7%                                     Austin, Texas, Utility System Revenue Bonds (Prior Lien) (a):
                   AAA       Aaa       20,000      10% due 5/15/2000 (e)                                             24,616
                   AAA       Aaa        5,450      10.75% due 5/15/2000                                               6,879
                   AAA       Aaa        6,000      Series A, 9.50% due 5/15/2000                                      7,262
                   A1+       VMIG1++    1,200   Brazos River Authority, Texas, PCR, Refunding (Utility
                                                Electric Co.), VRDN, AMT, Series C, 4.35% due 6/01/2030 (g)           1,200
                                                Copperas Cove, Texas, Independent School District Revenue
                                                Bonds, UT (a) (b):
                   AAA       Aaa        1,430      6.90% due 8/15/2011                                                1,644
                   AAA       Aaa        1,610      6.90% due 8/15/2013                                                1,851
                   BBB       Baa1       4,000   Gulf Coast, Texas, IDA, Revenue Refunding Bonds (Champion
                                                International Corporation), 7.125% due 4/01/2010                      4,240
                   AA        Aa         2,400   Harris County, Texas, Certificates of Obligation, Tax and
                                                Revenue Bonds, 10% due 10/01/2002                                     3,159
                                                Harris County, Texas, Health Facilities Development
                                                Corporation, Hospital Revenue Bonds, Series A:
                   A-        A          3,500      (Memorial Hospital Systems Project), 6.60% due 6/01/2014           3,560
                   A-        A          2,500      (Memorial Hospital Systems Project), 6.625% due 6/01/2024          2,545
                   AA        Aa         5,290      (Saint Luke's Episcopal Hospital Project), 6.625%
                                                   due 2/15/2012                                                      5,445
                   AA        Aa        11,400   North Central, Texas, Health Facilities Development
                                                Corporation Revenue Bonds (Baylor University Medical
                                                Center), Series A, 6.85% due 5/15/2016                               11,832
                   NR*       VMIG1++      400   Southwest Higher Education Authority Incorporated, Texas,
                                                Revenue Refunding Bonds (Southern Methodist University),
                                                Crossover Series, VRDN, 3.50% due 7/01/2015 (g)                         400

Virginia--3.0%                                  Virginia State Housing Development Authority, Commonwealth
                                                Mortgage Revenue Bonds:
                   AA+       Aa         2,950      Series G, Sub-Series G-2, AMT, 6.65% due 1/01/2019                 2,994
                   AA+       Aa1       10,000      Series H, 6.85% due 7/01/2014                                     10,489
                   AA+       Aa1        4,400      Series J, Sub-Series J-2, 6.75% due 7/01/2017                      4,562
                                                Virginia State Public School Authority, Special Obligation
                                                Bonds (Chesapeake School Financing), UT:
                   AA        Aa         2,500      5.40% due 6/01/2005                                                2,602
                   AA        Aa         5,000      5.40% due 6/01/2006                                                5,160


Washington--4.9%                                Washington State Housing Finance Commission, S/F Mortgage
                                                Revenue Refunding Bonds (d):
                   AAA       NR*        8,805      Series A, 7.70% due 7/01/2016                                      9,473
                   AAA       NR*        2,395      Series D, 6.95% due 7/01/2017 (l)                                  2,505
                                                Washington State Public Power Supply System, Revenue
                                                Refunding Bonds (Nuclear Project No. 1):
                   AA        Aa         3,000      Series A, 7% due 7/01/2008                                         3,308
                   AA        Aa         5,000      Series A, 6.875% due 7/01/2017                                     5,175
                   AA        Aa         5,000      Series B, 7.25% due 7/01/2009                                      5,581
                   AA        Aa        14,320      Series B, 7.125% due 7/01/2016                                    15,678



SCHEDULE OF INVESTMENTS (concluded)                                                                         (in Thousands)
                    S&P      Moody's    Face                                                                        Value
STATE              Ratings   Ratings   Amount   Issue                                                             (Note 1a)
Wisconsin--0.9%    NR*       A        $ 4,000   Wisconsin State Health and Educational Facilities
                                                Authority, Revenue Refunding Bonds (Saint Claire Hospital
                                                Project), 7% due 2/15/2011                                         $  4,157
                   AA-       A1         3,800   Wisconsin State Transportation Revenue Bonds, Series A,
                                                5.50% due 7/01/2014                                                   3,595


Wyoming--1.5%      A1+       Aaa        2,300   Lincoln County, Wyoming, PCR (Exxon Project), VRDN, AMT,
                                                Series C, 3.55% due 7/01/2017 (g)                                     2,300
                   BBB       Baa3       7,475   Sweetwater County, Wyoming, Solid Waste Disposal Revenue
                                                Bonds (FMC Corporation Project), AMT, Series B, 6.90% due
                                                9/01/2024                                                             7,625
                   AA        Aa         2,500   Wyoming Community Development Authority, S/F Mortgage
                                                Revenue Bonds, AMT, Series H, 7.10% due 6/01/2012                     2,700


                   Total Investments (Cost--$825,325)--100.0%                                                       855,945

                   Other Assets Less Liabilities--0.0%                                                                  266
                                                                                                                   --------
                   Net Assets--100.0%                                                                              $856,211
                                                                                                                   ========

                (a)Prerefunded.
                (b)PSF Guaranteed.
                (c)MBIA Insured.
                (d)GNMA Collateralized.
                (e)BIGI Insured.
                (f)FGIC Insured.
                (g) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 1995.
                (h)AMBAC Insured.
                (i)FSA Insured.
                (j)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 1995.
                (k)Escrowed to maturity.
                (l)FNMA Collateralized.
                  *Not Rated.
                 **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
                 ++Highest short-term rating by Moody's Investors Service, Inc.
                   Ratings of issues shown have not been audited by Deloitte & Touche
                   LLP.


                   See Notes to Financial Statements.



STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of August 31, 1995
Assets:             Investments, at value (identified cost--$825,325,201)(Note 1a)                          $855,945,096
                    Receivables:
                      Interest                                                             $ 13,318,006
                      Securities sold                                                         6,546,592       19,864,598
                                                                                           ------------
                    Prepaid expenses and other assets                                                             18,982
                                                                                                            ------------
                    Total assets                                                                             875,828,676
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                   13,512,196
                      Dividends to Common Stock shareholders (Note 1e)                          878,543
                      Investment adviser (Note 2)                                               359,461       14,750,200
                                                                                           ------------
                    Accrued expenses and other liabilities                                                     4,867,727
                                                                                                            ------------
                    Total liabilities                                                                         19,617,927
                                                                                                            ------------


Net Assets:         Net assets                                                                              $856,210,749
                                                                                                            ============


Capital:            Preferred Stock, par value $.10 per share; 10,000,000
                    shares authorized (11,000 shares of AMPS* issued and
                    outstanding, at $25,000 per share liquidation preference)
                    (Note 4)                                                                                $275,000,000
                    Common Stock, par value $.10 per share; 150,000,000 shares
                    authorized; 61,123,140 shares issued and outstanding (Note 4)          $  6,112,314
                    Paid-in capital in excess of par                                        563,529,671
                    Undistributed investment income--net                                      6,623,527
                    Accumulated realized capital losses on investments--net (Note 5)        (23,373,939)
                    Accumulated distributions in excess of realized capital
                    gains--net                                                               (2,300,719)
                    Unrealized appreciation on investments--net                              30,619,895
                                                                                           ------------
                    Total--Equivalent to $9.51 net asset value per share of Common
                    Stock (market price--$8.563)                                                             581,210,749
                                                                                                            ------------
                    Total capital                                                                           $856,210,749
                                                                                                            ============

                   *Auction Market Preferred Stock.


                    See Notes to Financial Statements.



STATEMENT OF OPERATIONS
                    For the Year Ended August 31, 1995
Investment          Interest and amortization of premium and discount earned                                $ 54,973,899
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  4,180,370
                    Commission fees (Note 4)                                                    687,254
                    Transfer agent fees                                                         201,450
                    Accounting services (Note 2)                                                132,355
                    Professional fees                                                            93,257
                    Printing and shareholder reports                                             90,493
                    Custodian fees                                                               58,655
                    Directors' fees and expenses                                                 36,722
                    Pricing fees                                                                 23,752
                    Listing fees                                                                 14,500
                    Other                                                                        32,795
                                                                                           ------------
                    Total expenses                                                                             5,551,603
                                                                                                            ------------
                    Investment income--net                                                                    49,422,296
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                        (23,373,939)
Unrealized Gain     Change in unrealized appreciation on investments--net                                     29,954,817
(Loss) on                                                                                                   ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $ 56,003,174
--Net (Notes                                                                                                ============
1b, 1d & 3):

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the Year Ended August 31,
                    Increase (Decrease) in Net Assets:                                        1995              1994
Operations:         Investment income--net                                                 $ 49,422,296     $ 51,160,280
                    Realized gain (loss) on investments--net                                (23,373,939)      18,031,016
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         29,954,817      (65,699,451)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     56,003,174        3,491,845
                                                                                           ------------     ------------


Dividends &         Investment income--net:
Distributions to      Preferred Stock                                                       (10,565,338)      (6,969,913)
Shareholders          Common Stock                                                          (38,887,886)     (42,880,970)
(Note 1e):          Realized gain on investments--net, to Common Stock
                    shareholders                                                             (7,718,708)     (19,681,289)
                    In excess of realized gain on investments--net, to Common
                    Stock Shareholders                                                       (2,300,719)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (59,472,651)     (69,532,172)
                                                                                           ------------     ------------

Common Stock        Net increase in net assets derived from shares issued to
Transactions        Common Stock shareholders in reinvestment of dividends and
(Note 4):           distributions                                                                    --        8,190,313
                                                                                           ------------     ------------


Net Assets:         Total decrease in net assets                                             (3,469,477)     (57,850,014)
                    Beginning of year                                                       859,680,226      917,530,240
                                                                                           ------------     ------------
                    End of year*                                                           $856,210,749     $859,680,226
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  6,623,527     $  6,654,455
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

                    The following per share data and ratios have
                    been derived from information provided in
                    the financial statements.
                                                                                For the Year Ended August 31,
                    Increase (Decrease) in Net Asset Value:             1995       1994      1993      1992       1991
Per Share           Net asset value, beginning of year                $   9.57   $  10.65  $  10.19  $   9.76   $   9.28
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .81        .84       .92       .97        .96
                    Realized and unrealized gain (loss) on
                    investments--net                                       .10       (.78)      .69       .58        .49
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .91        .06      1.61      1.55       1.45
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to
                    Common Stock shareholders:
                      Investment income--net                              (.64)      (.70)     (.78)     (.79)      (.73)
                    Realized gain on investments--net                     (.12)      (.32)     (.25)     (.16)        --
                    In excess of realized gain on investments--net        (.04)        --        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to
                    Common Stock shareholders                             (.80)     (1.02)    (1.03)     (.95)      (.73)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock Activity:
                      Dividends to Preferred Stock shareholders
                      from investment income--net                         (.17)      (.12)     (.12)     (.17)      (.24)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   9.51   $   9.57  $  10.65  $  10.19   $   9.76
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of year               $  8.563   $   8.50  $  11.25  $  11.25   $  10.25
                                                                      ========   ========  ========  ========   ========

Total               Based on market price per share                     10.88%    (16.29%)   10.39%    20.39%     18.02%
Investment                                                            ========   ========  ========  ========   ========
Return:*            Based on net asset value per share                   9.38%     (0.44%)   15.38%    14.52%     13.53%
                                                                      ========   ========  ========  ========   ========


Ratios to           Expenses                                              .66%       .64%      .65%      .65%       .66%
Average                                                               ========   ========  ========  ========   ========
Net Assets:**       Investment income--net                               5.91%      5.76%     6.17%     6.58%      6.84%
                                                                      ========   ========  ========  ========   ========


Supplemental        Net assets, net of Preferred Stock,
Data:               end of year (in thousands)                        $581,211   $584,680  $642,530  $601,049   $593,867
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of year
                    (in thousands)                                    $275,000   $275,000  $275,000  $275,000   $275,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  71.95%    100.92%    73.38%   112.10%    129.73%
                                                                      ========   ========  ========  ========   ========


Dividends Per       Series A--Investment income--net                  $    922   $    633  $    633  $    878   $  1,251
Share on            Series B--Investment income--net                       946        637       642       882      1,243
Preferred Stock     Series C--Investment income--net                       947        644       624       861      1,237
Outstanding:++      Series D--Investment income--net                     1,014        633       644       915      1,290
                    Series E--Investment income--net                       968        626       636       884      1,261


                   *Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effect of sales loads.
                  **Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Dividends per share have been adjusted to reflect a four-for-one stock split.


                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniVest Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MVF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1995 were $610,018,122 and $567,821,508, respectively.

Net realized and unrealized gains (losses) as of August 31, 1995 were as follows:


                                   Realized       Unrealized
                                    Losses          Gains

Long-term investments            $(14,267,018)   $30,619,895
Short-term investments                (30,182)            --
Financial futures contracts        (9,076,739)            --
                                 ------------    -----------
Total                            $(23,373,939)   $30,619,895
                                 ============    ===========


As of August 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $30,539,918, of which $32,323,423 related to appreciated securities and $1,783,505 related to depreciated securities. The aggregate cost of investments at August 31, 1995 for Federal income tax purposes was $825,405,178.

4. Capital Stock Transactions:
Common Stock
At August 31, 1995, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized. For the year ended August 31, 1995 shares issued and outstanding remained constant at 61,123,140. At August 31, 1995, total paid-in capital amounted to $569,641,985.

Preferred Stock
The Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for each series. The Fund is authorized to issue 10,000,000 shares or Preferred Stock having a par value of $.10 per share. The yields in effect at August 31, 1995 were as follows:
Series A, 3.728%; Series B, 3.720%; Series C, 3.760%; Series D, 3.476%; and Series E, 3.700%.

A four-for-one stock split occurred on December 1, 1994. As a result, at August 31, 1995, there were 11,000 AMPS shares issued and outstanding with a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends of $117,631. Prior to the stock split, there were 2,750 AMPS shares outstanding with a liquidation preference of $100,000.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate of approximately one-quarter of 1% calculated on the proceeds of each auction. For the year ended August 31, 1995, MLPF&S, an affiliate of FAM, received $420,101 as commissions.

5. Capital Loss Carryforward:
At August 31, 1995, the Fund had a net capital loss carryforward of approximately $5,673,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On September 11, 1995, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $0.051628 per share, payable on September 28, 1995 to shareholders of record as of September 22, 1995.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniVest Fund, Inc.

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniVest Fund, Inc. as of August 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniVest Fund, Inc. as of August 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
September 29, 1995
</AUDIT-REPORT>




IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by MuniVest Fund, Inc. during its taxable year ended August 31, 1995 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the Fund distributed long-term capital gains of $0.163922 per share to shareholders of record on December 19, 1994.

Please retain this information for your records.

PER SHARE INFORMATION (unaudited)

Per Share
Selected Quarterly
Financial Data*
                                           Net     Realized     Unrealized               Dividends / Distributions
                                        Investment  Gains         Gains       Net Investment Income      Capital Gains
For the Quarter                           Income   (Losses)      (Losses)     Common      Preferred   Common     Preferred
September 1, 1993 to November 30, 1993    $.22      $ .17        $(.30)        $.19         $.03        --            --
December 1, 1993 to February 28, 1994      .21        .05         (.12)         .17          .02       $.32           --
March 1, 1994 to May 31, 1994              .21        .13         (.69)         .17          .03        --            --
June 1, 1994 to August 31, 1994            .20       (.05)         .03          .17          .04        --            --
September 1, 1994 to November 30, 1994     .21       (.28)        (.77)         .17          .04        --            --
December 1, 1994 to February 28, 1995      .20       (.09)        1.04          .16          .04        .16           --
March 1, 1995 to May 31, 1995              .20       (.04)         .34          .15          .04        --            --
June 1, 1995 to August 31, 1995            .20        .02         (.12)         .16          .05        --            --


                                                     Net Asset Value                   Market Price**
For the Quarter                                   High             Low              High             Low         Volume***
September 1, 1993 to November 30, 1993           $10.86           $10.44           $11.25           $10.25         2,454
December 1, 1993 to February 28, 1994             10.76            10.11            10.75             9.375        2,851
March 1, 1994 to May 31, 1994                     10.05             9.18             9.875            8.875        3,341
June 1, 1994 to August 31, 1994                    9.83             9.35             9.625            8.25         3,361
September 1, 1994 to November 30, 1994             9.57             8.32             8.375            7.125        7,824
December 1, 1994 to February 28, 1995              9.31             8.49             8.75             7.50         6,243
March 1, 1995 to May 31, 1995                      9.62             9.18             8.875            8.00         3,233
June 1, 1995 to August 31, 1995                    9.77             9.29             8.6875           8.1875       3,485

  *Calculations are based upon shares of Common Stock outstanding at the end of each quarter.
 **As reported in the consolidated transaction reporting system.
***In thousands.